UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2013

Saleen Automotive, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-176388	45-2808694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2735 Wardlow Road Corona, California		92882
(Address of Principal Executive Offices)		(Zip Code)

(800) 888-8945
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2013 (the “Form 8-K”) to provide the letter furnished by Goldman Kurland and Mohidin, LLP, the registrant’s former independent registered public accounting firm, in connection with the disclosures made in the Form 8-K regarding its dismissal. The Form 8-K is hereby supplemented as follows.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from Goldman Kurland and Mohidin LLP to the Securities and Exchange Commission, dated as of June 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 10, 2013

Saleen Automotive, Inc.

By:_/s/ Steve Saleen________________

Steve Saleen

Chief Executive Officer